UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2005

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)
_____________________________
Maryland (State or other jurisdiction of Incorporation)	001-32447 (Commission File Number)	30-0228584 (I.R.S. Employer Identification No.)
4860 Cox Road, Suite 300 Glen Allen, Virginia (Address of principal executive offices)		23060 (Zip Code)

Registrant’s telephone number, including area code (804) 967-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The Saxon Capital, Inc. (“Saxon”) Board of Directors has declared a third quarter regular dividend of $0.50 per share of common stock payable on November 10, 2005 to shareholders of record at the close of business on October 28, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

99.1  Press Release dated October 18, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 18, 2005	SAXON CAPITAL, INC. By: /s/Robert B. Eastep Robert B. Eastep Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibits

99.1	Press Release dated October 18, 2005.